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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported):  June 28, 2001


                              CELLSTAR CORPORATION
             (Exact name of registrant as specified in its charter)



        Delaware                     0-22972                    75-2479727
(State of incorporation)    (Commission file number)         (I.R.S. employer
                                                            identification no.)


     1730 Briercroft Court, Carrollton, Texas                        75006
     (Address of principal executive offices)                     (Zip code)

              Registrant's telephone number, including area code:
                                 (972) 466-5000
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ITEM 5.   OTHER EVENTS

     On June 28, 2001, CellStar Corporation (the "Company") issued a press release announcing that it has determined that the Company's audited financial statements for the fiscal year ended November 30, 2000 as well as its unaudited financial statements for the quarters ended May 31, 2000, August 31, 2000 and February 28, 2001 are required to be restated.

     The Company intends to file an amended Annual Report on Form 10-K/A for the fiscal year ended November 30, 2000 and amended Quarterly Reports on Form 10-Q/A for the quarters ended May 31, 2000, August 31, 2000 and February 28, 2001 upon the completion of the restatement. Until such amendments have been filed, neither the Company's financial statements, nor the independent accountant's report thereon, contained in the Company's Form 10-K or the Company's financial statements contained in the Company's Form 10-Qs for the quarters indicated above that are currently on file with the Securities Exchange Commission should be relied upon.

     A copy of the Company's press release dated June 28, 2001 is attached as
Exhibit 99.1 to this Form 8-K and is incorporated by reference in its entirety into this Form 8-K, except with respect to the title and the third full paragraph of the press release which in accordance with the rules and regulations of the Securities Exchange Commission shall not be deemed to be "filed" with the Securities Exchange Commission as part of this Form 8-K or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Form 8-K into any other filed document.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS


99.1 Press Release dated June 28, 2001, with the exception of the title and the third full paragraph which is not to be deemed filed as part of this Form 8-K.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CELLSTAR CORPORATION


June 28, 2001                 By: /s/ Austin P. Young
                                 ----------------------------------------------
                              Name: Austin P. Young
                              Title: Sr. Vice President and Chief Financial
                                      Officer
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                                 EXHIBIT INDEX


Exhibit                             Description
-------                             -----------

 99.1 Press release dated June 28, 2001, with the exception of the title and the third full paragraph which is not to be deemed filed as part of this Form 8-K